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GOODRICH CORPORATION                                                  EXHIBIT 21

Parent And Subsidiaries Of Registrant
-------------------------------------                                                               Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Organization                     Owned
---------------------------------                                      ------------               -----------------

                                   SCHEDULE A

Goodrich Corporation (Registrant;
  there are no parents of the registrant)                               New York
   AS Engineering, Inc.                                                 Arizona                        100.00
   Brecksville Road Realty (I), LLC                                     Delaware                       100.00
   First Charter Insurance Company                                      Vermont                        100.00
   Freedom Textile Chemical Company (South Carolina), Inc.              Delaware                       100.00
   GKS, Inc.                                                            Delaware                       100.00
     HEJ Holding, Inc.                                                  Delaware                        69.90
       Goodrich TMM Luxembourg B.V.                                     The Netherlands                100.00
         Goodrich XCH Luxembourg B.V.                                   The Netherlands                100.00
           Goodrich Luxembourg SARL                                     Luxembourg                     100.00
              Global Goodrich Control Systems Holding Limited           Mauritius                      100.00
                Goodrich Control Systems Pte. Ltd.                      Singapore                      100.00
                PT Goodrich Aeronautical Systems                        Indonesia                       51.00
                Goodrich TAECO Aeronautical Systems (Xiamen)            China                           65.00
              Goodrich Control Systems Ltd.                             Canada                         100.00
              Goodrich Holding S.A.S.                                   France                         100.00
                Goodrich Actuation Systems S.A.S.                       France                         100.00
                  Goodrich Thales Aerolec SAS                           France                          60.00
                Goodrich Aerospace Europe S.A.S.                        France                         100.00
                Goodrich Aerospace Services S.A.S.                      France                         100.00
                  Rosemount Aerospace S.A.R.L.                          France                         100.00
              Goodrich Capital                                          Gibraltar                      100.00
              Goodrich Control Systems Pty. Ltd.                        Australia                      100.00
              Goodrich Ltd.                                             United Kingdom                 100.00
                Goodrich Holding UK Limited                             United Kingdom                 100.00
                  A-Chem (U.K.) Limited                                 United Kingdom                 100.00
                  Goodrich Aerospace UK Limited                         United Kingdom                 100.00
                  Goodrich Landing Systems Services Limited             United Kingdom                 100.00
                  Rohr Aero Services Limited                            United Kingdom                 100.00
                  Rosemount Aerospace Limited                           United Kingdom                 100.00
                    Rosemount Aerospace Properties Limited              United Kingdom                 100.00
                  Simmonds Precision Limited                            United Kingdom                 100.00
              Goodrich Holding GmbH                                     Germany                        100.00
                Goodrich Control Systems GmbH                           Germany                        100.00
                Rosemount Aerospace GmbH                                Germany                        100.00
   Goodrich Aerospace Services Private Limited                          India                          100.00
   Goodrich Asia-Pacific Limited                                        Hong Kong                       51.00
   Goodrich Aviation Technical Services, Inc.                           Washington                     100.00
   Goodrich Aerospace Pte. Ltd.                                         Singapore                      100.00
   Goodrich Aerospace Pty. Limited                                      Australia                      100.00
   Goodrich Control Systems, Inc.                                       Delaware                       100.00
     Goodrich Controls Holding Limited                                  United Kingdom                 100.00
       Goodrich Actuation Systems Limited                               United Kingdom                 100.00

GOODRICH CORPORATION                                                  EXHIBIT 21

Parent And Subsidiaries Of Registrant
-------------------------------------                                                               Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Organization                     Owned
---------------------------------                                      ------------               -----------------
       Goodrich Control Systems Limited                                 United Kingdom                 100.00
       Goodrich Pension Trustees Limited                                United Kingdom                 100.00
   Goodrich Finance LLC                                                 Delaware                       100.00
   Goodrich Japan, Ltd.                                                 Japan                          100.00
   Goodrich Lighting Systems, Inc.                                      Florida                        100.00
   Goodrich Lighting Systems Europe, Inc.                               Delaware                       100.00
     Goodrich Lighting GmbH & Co. KG                                    Germany                        100.00
       Goodrich Hella Aero Lighting Systems Holding GmbH                Germany                         95.00
         Goodrich Hella Aero Lighting Systems GmbH                      Germany                        100.00
       Goodrich Liegenschaften GmbH                                     Germany                        100.00
     Goodrich Verwaltungs GmbH                                          Germany                        100.00
   Goodrich Pump & Engine Control Systems, Inc.                         Delaware                       100.00
     AMI Industries, Inc.                                               Colorado                       100.00
       AMI Industries FSC, Inc.                                         Virgin Islands                 100.00
       Walbar Inc.                                                      Delaware                       100.00
     CII Holdings Inc                                                   Delaware                       100.00
        Goodrich Canada, Inc.                                           Delaware                       100.00
           Goodrich Aerospace Canada Ltd                                Ontario, Canada                100.00
             Goodrich Krosno Ltd                                        Poland                         100.00
     Delavan Inc                                                        Delaware                       100.00
     Delavan Spray, LLC                                                 Delaware                       100.00
     Goodrich (Great Britain) Limited                                   United Kingdom                 100.00
        Delavan Limited                                                 United Kingdom                 100.00
        Delavan European Marketing Company Limited                      United Kingdom                 100.00
     Goodrich Holdings Inc                                              Delaware                       100.00
     Goodrich Landing Gear, LLC                                         Delaware                       100.00
     GPEC International Corporation                                     Barbados                       100.00
     Menasco Aerosystems, Inc.                                          Delaware                       100.00
   Goodrich Singapore, Inc.                                             Delaware                       100.00
   HEJ Holding, Inc.                                                    Delaware                         6.10
   Inrich Corporation                                                   New York                       100.00
   International Goodrich Technology Corporation                        Delaware                       100.00
     Goodrich FSC, Inc.                                                 Barbados                       100.00
   Ithaco Space Systems Inc.                                            Delaware                       100.00
   JcAir, Inc.                                                          Kansas                         100.00
   JMS I Corporation                                                    Delaware                       100.00
     Delfzijl Resin C.V.                                                The Netherlands                100.00
     Goedrijk Finance C.V.                                              The Netherlands                100.00
     ALA Corporation                                                    Delaware                       100.00
     CMK Corporation                                                    Delaware                       100.00
   Kalama Specialty Chemicals, Inc.                                     Washington                     100.00
   Kinsman Road Realty Corporation                                      Ohio                           100.00
   Rohr, Inc.                                                           Delaware                       100.00
     Goodrich Aerospace Europe, Inc.                                    Delaware                       100.00
       Goodrich Aerospace Europe GmbH                                   Germany                        100.00
       HEJ Holding, Inc.                                                Delaware                        24.00
     RE Components Inc.                                                 Delaware                       100.00
     Rohr Aero Services-Asia Pte. Ltd.                                  Singapore                       60.00

GOODRICH CORPORATION                                                  EXHIBIT 21

Parent And Subsidiaries Of Registrant
-------------------------------------                                                               Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Organization                     Owned
---------------------------------                                      ------------               -----------------
     Rohr Finance Corporation                                           Delaware                       100.00
     Rohr Foreign Sales Corporation                                     Guam                           100.00
     Rohr, Inc.                                                         Maine                          100.00
     Rohr International Sales Corporation                               Delaware                       100.00
     Rohr International Service Corporation                             Delaware                       100.00
     Rohr Industries, Inc.                                              Kentucky                       100.00
     Rohr Southern Industries, Inc.                                     Delaware                       100.00
     Tolo Incorporated                                                  California                     100.00
   Rohr Aero Services, Inc.                                             Delaware                       100.00
     Rohr Aero Services Europe                                          France                         99.998
   Rosemount Aerospace Inc.                                             Delaware                       100.00
   Safeway Products Inc.                                                Connecticut                    100.00
   Siltown Realty, Inc.                                                 Alabama                        100.00
   Simmonds Precision Products, Inc.                                    New York                       100.00
     Simmonds Precision Engine Systems, Inc.                            New York                       100.00
     Simmonds Precision Motion Controls, Inc.                           New Jersey                     100.00
   TSA Holdings Inc.                                                    Delaware                       100.00
     TSA-rina Holding B.V.                                              The Netherlands                100.00
       Prosytec S.A.                                                    France                         100.00
         Prosytec Italia S.R.L.                                         Italy                          100.00
   Universal Propulsion Company, Inc.                                   Delaware                       100.00
     Advanced Egress Systems, Inc.                                      Delaware                       100.00
     AESI/ZVEZDA                                                        Delaware                       100.00
   BFGoodrich Capital                                                   Delaware                       100.00

The Registrant also owns 50% of Goodrich - Messier, Inc., incorporated in Delaware; 50% of Messier - Goodrich S.A., organized under the laws of France; 40% of CESA, organized under the laws of Spain, 3.8% of Cordiem, Inc., incorporated in Delaware; and a 3.8% ownership interest in Cordiem, LLC, organized under the laws of Delaware. First Charter Insurance Company owns 4.35% of Tortuga Casualty Co., organized under the laws of the Cayman Islands, and 5.56% of United Insurance Company, organized under the laws of the Cayman Islands.